BUSINESS FIRST BANK Go get it.

Business First Bancshares, Inc.

Investor Presentation

Nasdaq: BFST

April 2018

Legal Disclosure

Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general. These forward-looking statements include, without limitation, statements relating to the anticipated benefits and financial impact of the acquisition by the Company of Minden Bancorp, Inc. and its subsidiary, MBL Bank.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks and factors set forth in the Company's Form 10-K for the year ended December 31, 2017, filed with the SEC on March 21, 2018, under the captions "Forward Looking Statements" and "Risk Factors." Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures have been included in the Appendix to this presentation.

Legal Disclosure (Cont'd)

No Offer or Solicitation

This presentation does not constitute or form part of any offer to sell, or a solicitation of an offer to purchase, any securities of the Company. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Informational Purposes Only

This presentation has been prepared by the Company solely for informational purposes to assist interested parties in making their own evaluation of the Company. It does not purport to contain all of the information that may be relevant. In addition, the financial information presented in this presentation was prepared by management of the Company and has not been audited. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this presentation and other information provided by or on behalf of the Company. The contents of this presentation should not be construed as investment, legal or tax advice. Certain of the information contained in this presentation may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information.

Additional Information

For additional information on the Company, you may obtain the Company's reports that are filed with the Securities and Exchange Commission (the "SEC") free of charge by using the SEC's EDGAR service on the SEC's website at www.sec.gov or by contacting the SEC for further information at 1-800-SEC-0330. Alternatively, these documents can be obtained free of charge from the Company by directing a request to: Business First Bancshares, Inc., 500 Laurel Street, Suite 101, Baton Rouge, Louisiana 70801, Attention: Corporate Secretary.

Overview of Business First Bancshares, Inc.

- **Founded in 2006; headquartered in Baton Rouge, LA**
- **Commercial bank focused on small-to-midsize businesses and their owners and employees**
  - $1.2bn gross loans[(1)]; $1.3bn total deposits[(1)]
  - ~23%+ C&I loans and NIB deposits
- **Currently operating in nine Louisiana markets and Dallas, TX**
- **Two successful acquisitions since 2015**
  - American Gateway Bank(2015) helped diversify funding base; NIB deposits have increased 21% since close
  - MBL Bank(2018) will accelerate profitability and diversify business mix
- **Key YTD 2018 Events**
  - Closed MBL Bank acquisition in less than 3 months (01/01/2018)
  - Approved to convert New Orleans and Dallas LPOs into full service banking branch
  - Closed two branches in the Baton Rouge MSA
  - Listed on NASDAQ

Business First Footprint



Durant
Hugo
Idabel
Sherman
Paris
Texarkana
Camden
Monticello
Cleveland
Greenville
Greenville
Plano
Garland
Dallas
Mount Pleasant
Magnolia
El Dorado
Bastrop
Yazoo City
Longview
Tyler
Shreveport
Ruston
Monroe
Vicksburg
Jackson
Henderson
Winnsboro
Corsicana
Mansfield
Palestine
Natchitoches
Nacogdoches
Natchez
Brookhaven
Kisatchie National Forest
Alexandria
Crockett
Lufkin
LOUISIANA
Leesville
Tylertown
Marksville
Jasper
De Ridder
Bryan
Huntsville
Opelousas
Baton Rouge
Conroe
Lake Charles
Lafayette
Brenham
Beaumont
Port Arthur
New Iberia
New Orleans
Columbus
Houston
Houma
Galveston
Business First Banking Centers (16)
Business First LPOs (2)

(1) As of February 28, 2018.
Data Source: Company Documents, SNL Financial.

BUSINESS FIRST BANK

Our Operating Philosophy Has Been Consistent Since Day 1

Commercial Focus	Recruiting and Retaining Talented Bankers	"High Tech/ High Touch" Model	Disciplined Expansion Criteria
• Small-to-midsize businesses and their owners and employees • Target $1-$10mm commercial lending relationships that are typically too small for the larger financial institutions to value but too complex for many community banks • Full suite of treasury and cash management products and services to support lending efforts • ~23%+ C&I loans and NIB deposits	• Experienced and empowered local leadership • Recruit bankers with strong ties to local communities • Offer bankers an entrepreneurial culture combined with a platform of sophisticated banking products and services and efficient credit decisions • Historically successful in recruiting bankers from larger financial institutions as well as local community banks • Recruiting complemented by focus on internal professional development	• "Branch lite" model leveraging current technology for customer convenience • Significant investment in operating platform to support C&I-focused, relationship-based banking • Opportunity for future growth without commensurate increases in operating expense • COO had nearly 20 years experience at BXS, including over 20 systems conversions in connection with bank acquisitions	• In its first 10 years, Business First expanded into eight Louisiana markets, including the six largest metro areas – Founding directors and shareholders were intentionally located throughout Louisiana – 9th Louisiana market, Minden, added this year • New market expansion driven by the identification and recruitment of local banking teams • Careful analysis of the market's economy and the population of targeted small-to-mid sized business customers • Experience with both organic and acquisition expansion

Executive Management Team

- **Executive team includes a mix of youth and experience which fosters an energetic and collaborative work environment**
- **Geographic diversification amongst executive management team**

Officer	Age	Years in Banking	Year Started at BF	Position with Business First Bank
Jude Melville	43	13	2006	Director, President and Chief Executive Officer
Gregory Robertson	46	23	2011	EVP, Chief Financial Officer
Donald Hingle	57	36	2009	EVP, Chief Credit Executive
Philip Jordan	45	23	2008	EVP, Chief Commercial Officer
Alicia Robertson	49	30	2011	EVP, Chief Retail Officer
Keith Mansfield	41	20	2016	EVP, Chief Operations Officer

Data Source: Company Documents.

Market Presidents

- **Business First's Market Presidents have diversified experience at a mix of large, regional and community banks**
- **Market Presidents serve as important conduits between executive management and the local markets**

Market	Market President	Age	Years in Banking	Year Started at BF	Prior Experience
East Baton Rouge	Michael Nizzo	38	15	2008	Investar Iberville Bank Wells Fargo
Shreveport	Jason Siegele	41	20	2006	Regions Hibernia
Northshore	Warren McDonald	51	29	2006	Whitney Bank Regions Bank One
Lake Charles / Lafayette	Poncho Seaford	52	29	2016	J.P. Morgan Chase
Houma	Gloria Navarro	64	36	2010	Capital One
New Orleans	Chris Keene	43	22	2015	First Bank & Trust Whitney Bank
West Baton Rouge	Sonny Gascon	56	15	2010	Plaquemine Bank J.P. Morgan Chase
Dallas	Chris Shaw	40	17	2017	Green Bank BB&T
Minden	Mike Burton	57	33	2018	MBL Regions

Data Source: Company Documents.

Corporate History



2006: Bank opened in Baton Rouge; expanded into the Shreveport market
2007: Expanded into the Northshore market
2008: Expanded into the Lafayette market
2009: Expanded into the Lake Charles market
2010: Expanded into the Houma market
2011: Jude Melville named President and CEO in the Spring
2015: Acquired American Gateway Financial in West Baton Rouge
2015: Expanded into the New Orleans market
2016: Opened new headquarters in downtown Baton Rouge
2017: Expanded into Dallas, TX market
2017: Announced acquisition of Minden Bancshares and completed $66 million private placement
2018: Listed on NASDAQ on April 9th under BFST
2018: Closed the acquisition of Minden Bancshares
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Total Assets ($Millions):												
2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
$110	$392	$546	$667	$657	$652	$681	$684	$685	$1,076	$1,106	$1,321	$1,601(1)

(1) As of February 28, 2018. Other amounts as of year end.
Data Source: SNL Financial, Company Documents.

BUSINESS FIRST BANK

Current Footprint

- **Statewide focus on urban markets**
- **Multiple markets provide diversification of both risk and production opportunities**

Market	Year Entered	# of Facilities	# of Bankers[1]	Total Loans	Total Deposits
East Baton Rouge	2006	7	18	$247,014	$299,698
Shreveport	2006	1	6	192,597	108,039
Northshore	2007	1	3	93,486	50,034
Lafayette	2008	1	6	62,437	72,443
Lake Charles	2009	1	7	95,611	132,763
Houma	2010	1[2]	4	75,408	45,092
New Orleans	2015	1	6	75,571	12,160[3]
West Baton Rouge	2015	2	6	89,794	222,883
Dallas	2017	1	4	23,471	7,815[3]
Minden	2018	2	5	190,474	295,225

Note: Data as of February 28, 2018. Dollars in thousands. The loans and deposit balances by market do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level.
(1) Bankers defined as commercial lenders or banking center managers, who are either retail lenders or business development officers.
(2) Excludes standalone wealth solutions office, which has no FDIC insured deposits. Houma represents the only free-standing wealth solutions location. In other markets, this division is housed in the full service banking centers.
(3) LPO location; deposits housed in the Northshore and Shreveport full service branches, respectively.
Data Source: Company Documents.

Recent Financial Results – Strong FY 2017

- **FY 2017: Strong Organic Growth**
  - Loan growth of 19.2%
  - Core deposit growth of $137 million, or 18.0%
    - Core deposit growth essentially matched loan growth for 2H'17
  - PTPP income growth of 66.0%
  - Core net income growth of 24.9%
  - Core NIM expansion of 13 bps
  - Operating leverage contributed to an improved efficiency ratio
- **FY 2014 – 2017: Combination of Organic and M&A growth**
  - Loan CAGR of 20.1%
  - Core deposit CAGR of 22.6%
  - PTPP CAGR of 29.3%
  - Core net income CAGR of 15.0%
  - Stable core NIM

Gross Loans



$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$558.4
$772.4
$811.1
$966.7
2014Y
2015Y
2016Y
2017Y

Total Deposits



$1,100.0
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$587.3
$904.2
$932.8
$1,055.5
2014Y
2015Y
2016Y
2017Y

Net Income(1)



$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$4.3
$4.0
$4.9
$4.1
$5.3
$5.1
$6.6
$4.8
2014Y
2015Y
2016Y
2017Y

ROAA(1)



0.80%
0.60%
0.40%
0.20%
0.00%
0.62%
0.58%
0.49%
0.41%
0.47%
0.45%
0.55%
0.40%
2014Y
2015Y
2016Y
2017Y

NIM(2)



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.55%
3.68%
3.47%
3.64%
3.51%
4.01%
3.64%
2014Y
2015Y
2016Y
2017Y

Efficiency Ratio



90.0%
80.0%
70.0%
60.0%
50.0%
75.9%
81.7%
82.0%
73.7%
2014Y
2015Y
2016Y
2017Y

Note: Dollars in millions.
(1) The green shaded areas represent core results, which are non-GAAP financial measures. These core results exclude net pre-tax deal charges associated with the Company's American Gateway acquisition, tax effected at 34% and net pre-tax deal charges associated with the Company's MBL Bank acquisition, tax effected at 21%. 2017 data adjusted for DTA write-down. See reconciliation on page 29 in Appendix.
(2) The blue shaded areas represent the core NIM, which is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on loans acquired in the American Gateway acquisition. See reconciliation on page 29 in Appendix.
Data Source: SNL Financial, Company Documents.

BUSINESS FIRST BANK

Loan Portfolio

- **Commercial lending is primary focus, with C&I representing 23% and Owner Occupied CRE representing almost 16%**
- **Recent acquisitions have provided portfolio diversification**
- **Energy concentration has decreased from 19.8% of total loans in Q1'15 to 11.4% in Q4'17**
- **Average funded loan amount of approximately $203 thousand**
- **Focus on working capital lines**
  - $132 million of lines of credit, 54% line usage
  - Internally staffed auditing function
- **Robust participation network developed to maintain exposure discipline while growing with best clients**
  - Full-time Director of Correspondent Banking (over 40 years experience, former B1B Market President)
  - 25 banks
  - 52 loans, $82.4 million sold
  - Over $240 million in participations sold since 2012

As of December 31, 2017[(1)]



6.4%
15.2%
22.9%
14.1%
4.6%
1.8%
1.3%
15.7%
18.0%

Construction & Land	$177,506	15.2%
1-4 Family	165,098	14.1%
Home Equity Loans	54,408	4.6%
Multi-Family	20,717	1.8%
Farmland	14,912	1.3%
CRE - Income Producing	211,242	18.0%
CRE - Owner Occupied	184,236	15.7%
Commercial	268,150	22.9%
Consumer & Other	74,613	6.4%
Total	$1,170,882	100.0%

Note: Dollars in thousands. All loan data as of December 31, 2017, pro forma for the acquisition of MBL Bank, excludes purchase accounting.
(1) Loan composition based on GAAP data. Data Source: Company Documents.

BUSINESS FIRST BANK

Detailed Loan Composition

- **Owner – Occupied CRE makes up 53% of total CRE lending**
  - C&D and Total CRE concentrations of 120% and 263%, respectively

C&D Composition



14.3%
14.4%
6.9%
6.9%
6.3%
8.0%
1.7%
1.5%
4.5%
12.7%
18.0%
4.8%

C&D Portfolio	
Raw Land	14.4%
Vacant Residential Lots	6.9%
Vacant Commercial Lots	8.0%
Land Development - Residential	12.7%
Residential Construction - OORE	4.8%
Residential Construction - Non OORE	18.0%
Commercial Construction - Retail - Single Tenant	4.5%
Commercial Construction - Retail - Multi Tenant	1.5%
Commercial Construction - Office - OORE	1.7%
Commercial Construction - Office - Non OORE	6.3%
Commercial Construction - Apartment/Multi-Family	6.9%
Commercial Construction - Other	14.3%
Total C&D	100.0%
Average Loan Size	$308

CRE Composition - Income Producing



10.2%
7.2%
18.1%
22.2%
6.7%
13.7%
4.2%
17.8%

Income Producing CRE Portfolio	
Hotel/Motel	7.2%
Office Building	22.2%
Office/Warehouse	6.7%
Warehouse	4.2%
Retail - Single Tenant	17.8%
Retail - Multi Tenant	13.7%
Commercial Building	18.1%
Other	10.2%
Total CRE - Income Producing	100.0%
Average Loan Size	$704

CRE Composition - Owner Occupied



2.7%
18.2%
11.7%
5.1%
4.5%
19.2%
36.7%
2.0%

Owner Occupied CRE Portfolio	
Hotel/Motel	2.7%
Office Building	11.7%
Office/Warehouse	5.1%
Warehouse	4.5%
Retail - Single Tenant	19.2%
Retail - Multi Tenant	2.0%
Commercial Building	36.7%
Other	18.2%
Total CRE - Owner Occupied	100.0%
Average Loan Size	$516

Note: Dollars in thousands. Loan composition and C&D/CRE concentration ratios as of December 31, 2017, pro forma for the acquisition of Minden Bancorp. Concentration ratios represent bank-level data.
Data Source: Company Documents.

BUSINESS FIRST BANK

Loan Production

- **Business First loans have grown at 20.1% CAGR from 2014-2017**
  - Since closing, the American Gateway portfolio has decreased from $143 million to $48 million
- **Increased production in 2017 primarily driven by:**
  - New lending teams hired during 2016 in the Lake Charles and New Orleans markets, and the re-hiring of the East Baton Rouge Market President
  - A more seasoned credit approval process
  - Flattened production chain of command (removed regional CEO positions) to improve communication/reaction time
  - Increased market visibility for Business First Bank as a result of recent re-branding initiatives
  - Expansion into the Dallas Market



Loan Production – New & Renewed Commitments
$750.0
$600.0
$450.0
$300.0
$150.0
$0.0
$75.0
$60.0
$45.0
$30.0
$15.0
$0.0
$191.3
$184.0
$432.2
$398.6
$538.9
$598.0
$695.5
$15.9
$15.3
$36.0
$33.2
$44.9
$49.8
$57.9
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
Average Monthly Production

Note: Dollars in millions.
Data Source: SNL Financial, Company Documents.

Strong Credit Performance

- **Credit quality metrics have improved significantly since 2010**
- **FY 2017 NCOs resulted from two previously identified, substandard energy credits**
  - $2.7 million in charge-offs from these two credits
  - Balance of the portfolio had only 0.03% of NCOs / Avg. Loans
- **ALLL/Gross Loans equaled 0.90% at December 31, 2017**
  - Including the remaining fair value mark of $2.3 million on American Gateway's portfolio, the ALLL equals 1.13% of gross loans

NPLs / Gross Loans


4.00%
3.00%
2.00%
1.00%
0.00%
3.56%
2.45%
1.76%
0.41%
0.54%
1.03%
0.90%
1.30%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y

NPAs / Assets


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.51%
1.95%
1.24%
0.55%
0.88%
0.93%
0.77%
0.98%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y

NCOs / Avg. Loans


FY 2010 - 2012 Avg. 0.96%
FY 2013 - 2017 Avg. 0.12%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.78%
1.25%
0.84%
0.12%
0.02%
0.08%
0.04%
0.34%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y(1)

Note: NPLs and NPAs exclude TDRs. Data as of year end.
(1) Excludes the $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.
Data Source: SNL Financial, Company Documents.

BUSINESS FIRST BANK

Strong Credit Performance

- **Classified Assets have decreased by 59% from $45.5 million at Q4'10 to $18.8 million at Q4'17**
- **Past due loans have remained low even with the acquisition of American Gateway and stress in the energy sector in recent years**
- **Beginning in Q4'14, as conditions in the energy sector began to deteriorate, Business First experienced a divergence in its Energy Watch List vs. the rest of its portfolio**

Classified Asset Coverage Ratio[1]



75.0%
60.0%
45.0%
30.0%
15.0%
0.0%
66.7%
42.8%
24.8%
25.4%
31.1%
29.4%
28.6%
16.2%
14.8%
9.8%
11.5%
2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y
Classified Asset Coverage Ratio
Classified Asset Coverage Ratio, Ex. Energy

Past Due Loans / Total Portfolio



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.11%
0.01%
0.24%
0.09%
0.00%
0.13%
0.33%
0.09%
2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y
Total Past Due Loans

Watch List / Total Portfolio



20.0%
15.0%
10.0%
5.0%
0.0%
13.6%
13.4%
11.7%
11.7%
14.5%
13.8%
7.7%
7.6%
10.7%
7.9%
11.6%
7.2%
8.0%
4.3%
5.5%
2.9%
2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y
Total WL
Non-Energy WL

(1) Defined as classified assets minus specific reserves divided by risk based capital.
Data Source: Company Documents.

Energy Lending

- **Energy loans accounted for approximately 11.4% of portfolio and 90.2% of bank-level capital as of December 31, 2017**
- **Geographic, loan type and collateral diversification**
  - 15.5% of total energy lending is non-correlated (cash secured, petrochem, retail)
- **Active monitoring of exposures**
  - Quarterly review begun in early 2015 involving executive management, Market Presidents, all lenders and credit team
- **Relationship-based decisions**
  - Average of approximately $750 thousand in deposits per energy relationship

ENERGY PORTFOLIO BY COLLATERAL

COLLATERAL	Total $'s	% of Energy Portfolio
Accounts Receivable & Inventory	$ 23.1	17.3%
Barges, Crew Boats, Marine Vessels	26.2	19.6%
Equipment	17.5	13.1%
Oil & Gas	8.1	6.0%
CD/Mkt. Securities	4.5	3.3%
All Other	6.4	4.8%
SUB TOTAL C & I	85.7	64.2%
Commercial Real Estate	31.5	23.6%
Consumer Real Estate	15.6	11.7%
Other	0.7	0.5%
SUB TOTAL NON C & I	47.9	35.8%
TOTAL	**$ 133.6**	**100.0%**

Note: Dollars in millions. As of December 31, 2017, pro forma for acquisition of MBL Bank, excludes purchase accounting.
Data Source: Company Documents.

Energy Lending – Historical Performance

- **Continued stability of Watch List as economic conditions for the energy sector shows incremental improvement**

	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17
Upstream	$ 6,395	$ 9,242	$ 9,614	$ 13,878	$ 13,927	$ 14,296	$ 14,567	$ 14,392	$ 13,741	$ 14,177	$ 14,094	$ 17,742
Midstream	16,072	17,465	18,786	17,422	19,413	31,555	34,588	35,024	34,415	32,662	29,381	25,490
Downstream	13,279	15,091	14,276	14,248	13,676	10,969	10,684	11,766	11,709	11,458	11,237	10,144
Support / Services	77,520	80,005	78,039	79,313	75,460	76,343	83,043	73,142	69,936	75,707	76,516	80,241
Non-Oil and Gas	1,663	1,435	672	145	-	-	-	861	-	-	-	-
Total Energy Exposure	$ 114,929	$ 123,240	$ 121,388	$ 125,007	$ 122,477	$ 133,163	$ 142,881	$ 135,184	$ 129,802	$ 134,003	$ 131,229	$ 133,617
% of Total Loans	*19.8%*	*16.6%*	*16.1%*	*16.0%*	*15.4%*	*16.5%*	*17.5%*	*16.5%*	*15.1%*	*15.3%*	*13.9%*	*11.4%*
% of Total Bank Capital	*135.0%*	*108.2%*	*107.7%*	*110.7%*	*107.9%*	*116.7%*	*123.2%*	*114.7%*	*109.0%*	*110.0%*	*107.0%*	*90.2%*
Total Committed Energy Loans	$ 145,609	$ 154,420	$ 152,873	$ 160,537	$ 157,298	$ 165,416	$ 191,711	$ 178,290	$ 175,515	$ 175,294	$ 172,237	$ 173,927
Credit Ratings												
Weighted Average Risk Ratings	3.31	3.24	3.33	3.58	3.64	3.60	3.65	3.74	3.78	3.82	3.84	3.77
Pass-Watch / Special Mention %	8.3%	7.2%	13.8%	27.1%	24.0%	19.1%	18.3%	16.9%	16.7%	18.2%	18.6%	16.3%
Classified %	0.0%	1.3%	1.4%	0.8%	2.6%	4.9%	5.3%	5.6%	5.9%	5.8%	5.8%	5.2%
Total Watch List % (1)	8.3%	8.5%	15.2%	27.8%	26.6%	24.0%	23.6%	22.6%	22.6%	24.1%	24.3%	21.5%
Past Dues												
Nonaccrual Loans	$ -	$ 1,661	$ 1,661	$ 949	$ 2,071	$ 2,004	$ 1,190	$ 1,125	$ 4,663	$ 4,331	$ 5,959	$ 3,052
Accruing Past Due	-	-	-	-	-	-	-	-	-	2,642	-	-
Total Past Due	$ -	$ 1,661	$ 1,661	$ 949	$ 2,071	$ 2,004	$ 1,190	$ 1,125	$ 4,663	$ 6,974	$ 5,959	$ 3,052
Total Past Due / Total Energy Loans	*0.0%*	*1.3%*	*1.4%*	*0.8%*	*1.7%*	*1.5%*	*0.8%*	*0.8%*	*3.6%*	*5.2%*	*4.5%*	*2.3%*
Net Charge Offs	$ -	$ -	$ -	$ 612	$ 390	$ -	$ -	$ 277	$ 8	$ -	$ 147	$ 2,734
Net Charge Offs / Energy Loans	*0.0%*	*0.0%*	*0.0%*	*0.5%*	*0.3%*	*0.0%*	*0.0%*	*0.2%*	*0.0%*	*0.0%*	*0.1%*	*2.0%*

Note: Dollars in thousands. Pro forma for acquisition of MBL Bank, excludes purchase accounting.
(1) Percentage based on energy loans outstanding.
Data Source: Company Documents.

BUSINESS FIRST BANK

Deposit Mix

- **Business First's deposit gathering strategy is focused on its commercial lending relationships**
  - In Q2'16, established a relationship pricing model that values deposits and treasury management
  - Recently added an incentive plan for lenders tied to deposit growth
  - All but one of the Top 25 relationships by current loan balance are depositors, with 100% of the Top 10 relationships being depositors
- **Of Business First's standalone deposit relationships greater than $1 million, 89% have multiple deposit accounts, a lending relationship or have more than 5 transactions monthly**
- **Organic core deposit growth of 18% in FY 2017**
- **American Gateway's and MBL Bank's core deposits and excess liquidity were key rationales for the acquisitions**

Deposit Mix - December 31, 2017(1)



22.8%
10.8%
32.6%
5.9%
27.9%

Non-Interest Bearing	$300,492	22.8%
NOW & Other	142,746	10.8%
MMDA & Savings	430,268	32.6%
Wholesale Time	78,302	5.9%
Other Time	368,566	27.9%
Total Deposits	$1,320,374	100.0%

Note: Dollars in thousands.
(1) Deposit mix based on regulatory data. Pro Forma for acquisition of MBL Bank.
Data Source: Company Documents.

BUSINESS FIRST BANK

Yield / Rate Analysis

- **Balance Sheet is asset sensitive**
- **Stable core NIM[1]**
- **Fixed vs. Variable rate loans[2]**
  - 62% fixed with a weighted average maturity of 4.6 years and 4.56% current rate
    - Approximately 26% of fixed rate loans mature in the next 24 months
  - Variable rate portfolio has a 3.4 year weighted average maturity with a 5.0% current rate[2]



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17
Loan Yield: 4.63% 4.74% 5.45% 5.20% 4.97% 4.83% 5.15% 4.89% 5.34% 5.72% 5.08% 5.22%
NIM: 3.59% 3.28% 4.04% 3.81% 3.69% 3.47% 3.78% 3.63% 4.04% 4.34% 3.82% 3.87%
Core NIM: 3.59% 3.05% 3.76% 3.53% 3.51% 3.37% 3.65% 3.50% 3.54% 3.66% 3.66% 3.69%
Cost of Int. Bearing Deposits: 0.70% 0.60% 0.58% 0.58% 0.62% 0.69% 0.75% 0.78% 0.76% 0.83% 0.91% 0.95%
Total Cost of Deposits: 0.57% 0.46% 0.44% 0.44% 0.48% 0.54% 0.58% 0.58% 0.57% 0.61% 0.67% 0.70%
NIM
Core NIM(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Fiscal Quarters during which the Federal Funds Rate was Increased

Note: Based on GAAP data.
(1) Core NIM is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on loans acquired in the American Gateway acquisition. See reconciliation page 30 in Appendix.
(2) As of December 31, 2017, excludes MBL Bank acquisition. Maturity and rate of variable rate loan portfolio excludes approximately $30 million of loans acquired from American Gateway.
Data Source: SNL Financial, Company Documents.

BUSINESS FIRST BANK

Interest Rate Positioning / Securities Portfolio

Interest Rate Sensitivity[1]



4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
3.0%
-3.5%
1.5%
-2.5%
0.3%
-0.1%
-2.2%
1.3%
+300
+200
+100
-100
% Change in Net Interest Income
% Change in Economic Value of Equity

Business First Securities Portfolio

Maturities	Within One Year		After One Year but Within Five Years		After Five Years but Within Ten Years		After Ten Years		Total		Total
(Dollars in Thousands)	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Amortized Cost
U.S. government agencies:	$1,004	0.96 %	$1,000	1.11 %	$6,949	2.46 %	—	— %	$8,953	2.14 %	$9,008
Corporate bonds:	—	—	6,580	2.73	6,461	4.28	—	—	13,041	3.5	13,074
Municipal securities:	7,651	1.52	34,373	1.92	17,434	2.27	17,021	2.74	76,479	2.14	76,553
Mortgage-backed securities:	12	0.2	6,033	1.67	39,619	1.5	34,277	1.93	79,941	1.7	81,763
Other securities:	—	—	—	—	—	—	734	3.03	734	3.03	831
Total:	**$8,667**	**1.46**	**$47,986**	**1.98**	**$70,463**	**2.04**	**$52,032**	**2.21**	**$179,148**	**2.05**	**$181,229**

(1) Interest sensitivity simulated change in net interest income and fair value of equity over a 12-month horizon as of December 31, 2017.
Data Source: Company Documents.

Update on Minden Bancorp Transaction

- **Acquired Minden Bancorp, Inc. (MBL Bank) on January 1, 2018**
  - All cash transaction valued at $76.0mm
  - $323mm in total assets; 1.72% ROAA in FY 2017
- **Closed transaction in under 3 months**
- **Systems conversion planned for July 15, 2018**
- **Transactional Rationale**
  - ✓ Scale – Over $1.5 bn in combined assets at closing
  - ✓ Pro forma ROAA expected to exceed 1% in 2019
  - ✓ Meaningful EPS accretion
  - ✓ 25%+ IRR
  - ✓ Market familiarity and opportunity
  - ✓ Similar branch lite model
  - ✓ Low cost deposit base plus excess liquidity
  - ✓ Diversifies loan portfolio
  - ✓ Commitments from key personnel

Louisiana

2017 Rank	Institution (ST)	2017 Branches	2017 Deposits ($mm)	2017 Market Share (%)
1	Capital One Financial Corp. (VA)	125	18,463	17.7
2	JPMorgan Chase & Co. (NY)	141	18,171	17.4
3	Hancock Holding Co. (MS)	111	13,726	13.1
4	IBERIABANK Corp. (LA)	72	8,072	7.7
5	Regions Financial Corp. (AL)	101	7,615	7.3
6	Origin Bancorp Inc. (LA)	22	1,683	1.6
7	Home Bancorp Inc. (LA)	36	1,669	1.6
8	BancorpSouth Bank (MS)	35	1,589	1.5
9	Red River Bancshares Inc. (LA)	22	1,525	1.5
10	Gulf Coast B&TC (LA)	20	1,443	1.4
11	First Guaranty Bancshares Inc. (LA)	22	1,420	1.4
12	MidSouth Bancorp Inc. (LA)	35	1,294	1.2
13	Investar Holding Corp. (LA)	21	1,234	1.2
14	**Bus. First Bancshares Inc. (LA)**	**18**	**1,232**	**1.2**

Shreveport-Bossier City, LA (MSA)

2017 Rank	Institution (ST)	2017 Branches	2017 Deposits ($mm)	2017 Market Share (%)
1	Capital One Financial Corp. (VA)	13	1,522	18.5
2	JPMorgan Chase & Co. (NY)	13	1,273	15.5
3	Regions Financial Corp. (AL)	16	1,196	14.6
4	Citizens National Bancshares (LA)	11	749	9.1
5	BancorpSouth Bank (MS)	11	744	9.1
6	Mansfield Bancshares Inc. (LA)	10	414	5.0
7	**Bus. First Bancshares Inc. (LA)**	**3**	**350**	**4.3**
8	Origin Bancorp Inc. (LA)	3	331	4.0
9	Home Fedl Bncp Inc. LA (LA)	7	330	4.0
10	Red River Bancshares Inc. (LA)	7	312	3.8

Note: Deposit market share information as of June 30, 2017. Pro forma for acquisition of MBL Bank.
Data Source: SNL Financial.

Growth Strategy Going Forward

Maintain Disciplined Focus on Business Model

Identify and Recruit Talented Bankers

- Talented commercial bankers will be the primary catalyst for future growth in existing or new markets
- Bankers are attracted to Business First's:
  - Relationship-based approach
  - Sophisticated business banking capabilities
  - Credit culture and process
  - Energy and camaraderie of executive team and Board

Expanding Presence in Existing Markets

- Incentive program tied to deposit growth
- Expand suite of products and services
  - Ex, SBA express loans and correspondent banking
- Selectively add new banking centers
  - Ex, New Orleans and DFW in Q2'18
- DFW Market
  - Targeting attractive submarkets
  - Addison will be the first full-service banking center

Opportunistic New Market Expansion

- Focused along the I-10/12 and I-20 corridors
  - DFW, Houston and East Texas to the West
  - Jackson, Gulfport/Biloxi and Mobile to the East
- Target markets
  - Attractive demographics
  - Concentration of small-to-midsize businesses
  - High net worth individuals

Disciplined Acquisition Strategy

- Organic expansion will be the primary strategic focus going forward
- Opportunistically evaluate M&A opportunities in existing footprint and new market expansion area

Appendix

Historical Financial Summary

	For the Year Ended December 31,							
	2010	2011	2012	2013	2014	2015	2016	2017
	Last Year of Initial Expansion	Internally Focused				Current Growth Phase		
Balance Sheet & Capital								
Total Assets	$657,142	$652,241	$681,062	$684,180	$684,502	$1,076,089	$1,105,841	$1,321,256
Gross Loans	404,550	441,856	460,236	536,045	558,386	772,392	811,131	975,485
Deposits	542,233	541,613	566,328	594,176	587,252	904,236	932,795	1,055,533
Total Equity	59,524	66,269	71,014	71,923	78,845	112,449	113,559	179,935
Tangible Common Equity / Tangible Assets[1]	9.1 %	10.1 %	10.4 %	10.5 %	11.5 %	10.0 %	9.5 %	13.0 %
Tier 1 Leverage Ratio	9.3	9.8	10.2	10.8	11.2	10.1	9.7	13.5
Total Capital Ratio	13.9	13.7	13.1	13.1	13.4	12.1	11.6	15.2
Net Loans (Excl. HFS) / Assets	60.3 %	66.6 %	66.7 %	77.5 %	80.6 %	71.1 %	72.6 %	73.2 %
Gross Loans (Excl. HFS) / Deposits	74.6	81.6	81.3	90.2	95.1	85.4	86.9	92.4
NIB Deposits / Deposits	4.1	18.4	21.2	20.4	18.6	24.6	24.0	25.1
C & I / Loans (Excl. HFS)	24.1	25.1	28.8	34.6	33.2	24.0	26.3	26.1
C&D / Total Risk-Based Capital[2]	107.8 %	73.7 %	84.9 %	69.3 %	73.0 %	84.5 %	80.1 %	118.8 %
CRE / Total Risk-Based Capital[2]	280.6	247.4	249.0	230.2	217.6	234.3	220.2	286.1
Asset Quality								
NPLs / Loans (Excl. TDRs)	3.56 %	2.45 %	1.76 %	0.41 %	0.54 %	1.03 %	0.90 %	1.30 %
NPAs / Assets (Excl. TDRs)	2.51	1.95	1.24	0.55	0.88	0.93	0.77	0.98
Reserves / Loans (Excl. HFS)	1.98	1.66	1.28	1.13	1.19	0.94	1.01	0.90
NCOs / Average Loans - Annualized	0.78	1.25	0.84	0.12	0.02	0.08	0.04	0.41
Profitability Ratios								
Net Income	$981	$1,080	$3,322	$5,129	$4,033	$4,096	$5,111	$4,848
ROAA	0.15 %	0.16 %	0.50 %	0.75 %	0.58 %	0.41 %	0.45 %	0.40 %
ROAE	1.64	1.78	4.96	7.45	5.49	3.89	4.42	3.68
Net Interest Margin	3.12 %	3.52 %	3.66 %	3.72 %	3.55 %	3.68 %	3.64 %	4.01 %
Efficiency Ratio	78.3	76.7	74.0	78.5	75.9	81.7	82.0	73.7
Non-Interest Income / Avg. Assets	0.13	0.23	0.24	0.19	0.25	0.32	0.46	0.47
Non-Interest Expense / Avg. Assets	2.67	2.75	2.76	2.92	2.75	3.05	3.11	3.07

Note: Dollars in thousands.
(1) Non-GAAP Financial measure. See reconciliation on page 28 in Appendix.
(2) Calculated at the bank level based on FDIC call report data.
Data Source: SNL Financial, Company Documents.

Energy Portfolio by Total Past Due – As of December 31, 2017

Past Due Energy Loans by Category and Collateral

CATEGORY	Total $'s	% of Energy Portfolio	Total Past Due $	% of Energy Portfolio	Accruing - Past Due 30-59	Accruing - Past Due 60-89	Non-Accruals
Upstream	17.7	13.3%	1.6	1.2%	—	—	1.6
Midstream	25.5	19.1%	—	—	—	—	—
Downstream	10.1	7.6%	—	—	—	—	—
Support/Service	80.2	60.1%	1.5	1.1%	—	—	1.5
TOTAL	133.6	100.0%	3.1	2.3%	—	—	3.1

COLLATERAL	Total	% of Energy Portfolio	Total Past Due $	% of Energy Portfolio	Accruing - Past Due 30-59	Accruing - Past Due 60-89	Non-Accruals
Accounts Receivable & Inventory	23.1	17.3%	—	—	—	—	—
Barges, Crew Boats, Marine Vessels	26.2	19.6%	1.5	1.1%	—	—	1.5
Equipment	17.5	13.1%	—	—	—	—	—
Oil & Gas	8.1	6.0%	1.6	1.2%	—	—	1.6
Commercial Real Estate	31.5	23.6%	—	—	—	—	—
Consumer Real Estate	15.6	11.7%	—	—	—	—	—
CD/Mkt. Securities	4.5	3.3%	—	—	—	—	—
All Other (C & I and Non C & I)	7.1	5.3%	—	—	—	—	—
TOTAL	133.6	100.0%	3.1	2.3%	—	—	3.1

Note: Dollars in millions. Pro Forma for acquisition of MBL Bank.
Data Source: Company Documents.

Energy Portfolio by Risk Rating – As of December 31, 2017

Energy Loans by Risk Rating and Category										
RISK RATING	RR #	Upstream	Midstream	Downstream	Support/ Service	12/31/2017		9/30/2017	
						Total $	% of Energy	Total $	% of Energy
Cash Secured	1	0.0	—	3.3	0.2	3.6	2.7%	4.5	3.5%
Superior	2	0.7	1.3	0.6	2.5	5.2	3.9%	6.2	4.8%
Acceptable	3	8.2	10.4	6.1	22.5	47.2	35.3%	42.8	33.0%
Pass	4	7.0	13.8	—	28.1	49.0	36.6%	46.9	36.1%
TOTAL PASS RATED		16.0	25.5	10.1	53.4	104.9	78.5%	100.5	77.4%
Pass/Watch	4W	—	—	—	1.7	1.7	1.2%	3.2	2.5%
Other Assets Especially Mentioned	5	0.2	—	0.1	19.8	20.1	15.0%	18.5	14.2%
Substandard	6	—	—	—	3.9	3.9	2.9%	3.0	2.3%
Doubtful	7	1.6	—	—	1.5	3.1	2.3%	4.7	3.6%
TOTAL		17.7	25.5	10.1	80.2	133.6	100.0%	129.8	100.0%

Note: Dollars in millions. Pro Forma for acquisition of MBL Bank.
Data Source: Company Documents.

BUSINESS FIRST BANK

Energy Portfolio by Risk Rating – As of December 31, 2017

Energy Loans by Risk Rating and Collateral										
RISK RATING	RR#	C & I	Commercial Real Estate	Consumer Real Estate	CD/ Mkt Securities	All Other	12/31/2017		9/30/2017	
							Total $	% of Energy	Total $	% of Energy
Cash Secured	1	—	—	—	3.6	—	3.6	2.7%	4.5	3.5%
Superior	2	0.8	—	1.2	0.9	2.2	5.1	3.8%	6.2	4.8%
Acceptable	3	21.2	19.0	3.5	—	3.6	47.2	35.3%	42.8	33.0%
Pass	4	35.5	5.5	7.4	—	0.6	49.0	36.6%	46.9	36.1%
TOTAL PASS RATED		57.5	24.5	12.1	4.5	6.4	104.9	78.5%	100.5	77.4%
Pass /Watch	4W	0.5	1.2	—	—	—	1.7	1.2%	3.2	2.5%
Other Assets Especially Mentioned	5	13.8	2.0	3.6	—	0.7	20.1	15.0%	18.5	14.2%
Substandard	6	—	3.9	—	—	—	3.9	2.9%	3.0	2.3%
Doubtful	7	3.1	—	—	—	—	3.1	2.3%	4.7	3.6%
TOTAL		74.9	31.5	15.6	4.5	7.1	133.6	100.0%	129.8	100.0%

Note: Dollars in millions. Pro Forma for acquisition of MBL Bank.
Data Source: Company Documents.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV								
	For the Year Ended December 31,							
	2010	2011	2012	2013	2014	2015	2016	2017
Tangible Common Equity / Tangible Assets:								
Tangible Common Equity								
Total Shareholders' Equity	$ 59,524	$ 66,269	$ 71,014	$ 71,923	$ 78,845	$ 112,449	$ 113,559	$ 179,935
Adjustments:								
Goodwill			-	-	-	(3,376)	(6,824)	(6,824)
Core deposit and other intangibles		(618)	(521)	-	-	(2,555)	(2,279)	(2,003)
Total Tangible Common Equity	$ 59,524	$ 65,651	$ 70,493	$ 71,923	$ 78,845	$ 106,518	$ 104,456	$ 171,108
Tangible Assets								
Total Assets	$ 657,142	$ 652,241	$ 681,062	$ 684,180	$ 684,502	$ 1,076,089	$ 1,105,841	$ 1,321,256
Adjustments:								
Goodwill	-	-	-	-	-	(3,376)	(6,824)	(6,824)
Core deposit and other intangibles	-	(618)	(521)	-	-	(2,555)	(2,279)	(2,003)
Total Tangible Assets	$ 657,142	$ 651,623	$ 680,541	$ 684,180	$ 684,502	$ 1,070,158	$ 1,096,738	$ 1,312,429
Common Equity to Total Assets	9.1%	10.2%	10.4%	10.5%	11.5%	10.4%	10.3%	13.6%
Tangible Common Equity to Tangible Assets	9.1%	10.1%	10.4%	10.5%	11.5%	10.0%	9.5%	13.0%
Tangible Book Value per Share:								
Tangible Common Equity								
Total Shareholders' Equity	$ 59,524	$ 66,269	$ 71,014	$ 71,923	$ 78,845	$ 112,449	$ 113,559	$ 179,935
Adjustments:								
Goodwill	-	-	-	-	-	(3,376)	(6,824)	(6,824)
Core deposit and other intangibles	-	(618)	(521)	-	-	(2,555)	(2,279)	(2,003)
Total Tangible Common Equity	$ 59,524	$ 65,651	$ 70,493	$ 71,923	$ 78,845	$ 106,518	$ 104,456	$ 171,108
Common shares outstanding	5,281,557	5,299,870	5,302,870	5,314,925	5,314,925	7,035,913	6,916,673	10,232,495
Book Value per Common Share	$ 11.27	$ 12.50	$ 13.39	$ 13.53	$ 14.83	$ 15.98	$ 16.42	$ 17.58
Tangible Book Value per Common Share	$ 11.27	$ 12.39	$ 13.29	$ 13.53	$ 14.83	$ 15.14	$ 15.10	$ 16.72

Note: Dollars in thousands except per share data
Data Source: Company Documents.

Reconciliation of Non-GAAP Financial Measures

Core Net Income, ROAA, NIM				
	For the Year Ended December 31,			
	2014	2015	2016	2017
Core Net Income:				
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848
Adjustments:				
Deferred Tax Asset write-down				$ 1,668
MBL Acquisition deal charges, tax effected at 21%				$ 101
AGFC Acquisition deal charges, tax effected at 34%	317	758	187	
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 6,617
Core Return on Average Assets:				
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 6,617
Average Assets	$696,895	$999,487	$1,127,773	$1,199,788
ROAA	0.58%	0.41%	0.45%	0.40%
Core ROAA	0.62%	0.49%	0.47%	0.55%
Core Net Interest Margin:				
Net Interest Income	$ 23,524	$ 34,150	$ 37,592	$ 44,372
Adjustments:				
AGFC loan purchase discount accretion	-	(1,961)	(1,363)	(4,135)
Core Net Interest Income	$ 23,524	$ 32,189	$ 36,229	$ 40,237
Average Interest-earning Assets	$663,136	$927,484	$1,032,618	$1,106,123
Net Interest Margin	3.55%	3.68%	3.64%	4.01%
Core Net Interest Margin	3.55%	3.47%	3.51%	3.64%

Note: Dollars in thousands.
Data Source: Company Documents.

Reconciliation of Non-GAAP Financial Measures

Quarterly Core NIM	Q1 '15	Q2 '15	Q3 '15	Q4 '15	Q1 '16	Q2 '16	Q3 '16	Q4 '16	Q1 '17	Q2 '17	Q3 '17	Q4 '17
Core Net Interest Margin:												
Net Interest Income	$ 6,166	$ 8,562	$ 9,916	$ 9,506	$ 9,431	$ 9,101	$ 9,742	$ 9,318	$ 10,560	$ 11,690	$ 10,533	$ 11,589
Adjustments:												
AGFC loan purchase	-	(600)	(682)	(679)	(454)	(254)	(325)	(330)	(1,308)	(1,842)	(441)	(545)
Core Net Interest Income	$ 6,166	$ 7,962	$ 9,234	$ 8,827	$ 8,977	$ 8,847	$ 9,417	$ 8,988	$ 9,252	$ 9,848	$ 10,092	$ 11,044
Average Interest-earning Assets	$687,014	$1,042,836	$981,054	$999,005	$1,023,456	$1,049,559	$1,031,322	$1,026,126	$1,045,161	$1,077,529	$1,104,373	$1,197,415
Net Interest Margin	3.59%	3.28%	4.04%	3.81%	3.69%	3.47%	3.78%	3.63%	4.04%	4.34%	3.82%	3.87%
Core Net Interest Margin	3.59%	3.05%	3.76%	3.53%	3.51%	3.37%	3.65%	3.50%	3.54%	3.66%	3.66%	3.69%

Note: Dollars in thousands.
Data Source: Company Documents.

BUSINESS FIRST BANK